Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this report of the Company on Form 10-Q for the quarterly period ended October 31, 2003, I, David L. Hatcher, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 15, 2003	/s/ David L. Hatcher
David L. Hatcher President

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this report of the Company on Form 10-Q for the quarterly period ended October 31, 2003, I, John V. Sobchak, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 15, 2003	/s/ John V. Sobchak
John V. Sobchak Chief Financial Officer